Exhibit 99.1

Monthly Operating Report

CASE NAME: The Bombay Company, Inc. (1)	ACCRUAL BASIS

CASE NUMBER: 07-44084-dml-11

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERNDISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Elaine D. Crowley	Senior Vice President, Chief Financial Officer and Treasurer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Elaine D. Crowley	May 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Charlotte B. Stadler	Assistant Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Charlotte B. Stadler	May 20, 2008
PRINTED NAME OF PREPARER	DATE

Notes:
[1]
A consolidated monthly operating report has been submitted for the following debtor entities: The Bombay Company, Inc. (Case No. 07-44084-dml-11), The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11), BBA Holdings, LLC (Case No.07-44086-dml-11), Bombay International, Inc. Case No. (07-44087-dml-11), Bailey Street Trading Company (Case No. 07-44088-dml-11), and BMAJ, Inc. (Case No. 07-44061-dml-11). Jointly Administered Under The Bombay Company, Inc. (Case No. 07-44084-dml-11), (collectively, the "Debtors").

[2]
The Debtors operate under a retail (52-53 week) fiscal year, which ends on the Saturday nearest January 31. For the purposes of the monthly operating reports, the following month-end dates have been reported: i) September 2007 ended on October 6, 2007; ii) October 2007 ended on November 3, 2007; iii) November 2007 ended on December 1, 2007; iv) December 2007 ended on January 5, 2008; v) January 2008 ended on February 2, 2008; and vi) February 2008 on March 1, 2008; and vii) March 2008 on April 5, 2008

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 07-44084-dml-11

COMPARATIVE BALANCE SHEET

		Petition Date	October 2007	November 2007	December 2007	January 2008	February 2008	March 2008
ASSETS		9/20/07
1.	CASH & CASH EQUIVALENTS (1)	$3,145,672	$23,792,779	$34,674,271	$29,646,525	$13,881,119	$12,965,369	$25,980,959
2.	ACCOUNTS RECEIVABLE (NET)	$220,767	$218,889	$218,889	$270,903	$30,000	$0	$0
3.	INVENTORY	$104,233,126	$90,873,577	$65,838,471	$15,142,324	$0	$0	$0
4.	NOTES RECEIVABLE	$573,167	$582,539	$586,953	$586,953	$0	$0	$0
5.	PREPAID EXPENSES	$8,411,346	$12,563,942	$12,233,793	$9,769,006	$1,688,246	$1,628,666	$1,478,286
6.	OTHER CURRENT ASSETS	$1,514,755	$3,621,230	$4,258,435	$4,058,941	$20,869,290	$19,751,725	$4,955,665
7.	TOTAL CURRENT ASSETS	$114,953,161	$107,860,177	$83,136,541	$29,828,127	$22,587,536	$21,380,391	$6,433,951
8.	PROPERTY, PLANT & EQUIPMENT	$157,137,582	$156,962,933	$150,580,070	$145,303,849	$2,667,296	$2,330,915	$2,330,915
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$(102,575,667)	$(103,878,344)	$(101,978,290)	$(97,766,051)	$(2,328,239)	$(2,183,884)	$(2,215,695)
10.	NET PROPERTY, PLANT & EQUIPMENT	$54,561,915	$53,084,589	$48,601,780	$47,537,798	$339,057	$147,031	$115,220
11.	DUE FROM INSIDERS	$(854,896)	$481,472	$2,272,359	$2,767,061	$2,915,652	$1,664,808	$1,664,808
12.	OTHER ASSETS - NET OF AMORTIZATION (2)	$2,024,046	$1,970,145	$1,711,275	$1,632,093	$216,163	$197,458	$178,754
13.	OTHER (ATTACH LIST)
14.	TOTAL ASSETS	$173,829,898	$187,189,162	$170,396,226	$111,411,604	$39,939,527	$36,355,057	$34,373,692
POSTPETITION LIABILITIES
15.	ACCOUNTS PAYABLE		$3,856,282	$1,307,569	$3,248,359	$4,309,572	$2,852,974	$2,222,774
16.	TAXES PAYABLE		$4,030,196	$4,568,529	$4,471,126	$836,764	$204,683	$242,680
17.	PROFESSIONAL FEES		$4,376,054	$5,262,669	$2,393,833	$4,130,481	$2,196,213	$903,895
18.	DEFERRED REVENUE		$85,513,615	$61,734,178	$18,041,877	$0	$0	$0
19.	OTHER POST PETITION LIABILITIES		$10,616,805	$12,772,231	$6,270,802	$1,300,066	$571,535	$430,288
20.	TOTAL POSTPETITION LIABILITIES		$108,392,952	$85,645,176	$34,425,997	$10,576,883	$5,825,405	$3,799,637
PREPETITION LIABILITIES
21.	SECURED DEBT	$71,824,592	$0	$0	$0	$0	$0	$0
22.	LIABILITIES SUBJECT TO COMPROMISE (4)	$81,136,347	$69,522,623	$67,367,346	$67,325,321	$28,350,674	$28,207,079	$28,489,352
23.	TOTAL PREPETITION LIABILITIES	$152,960,939	$69,522,623	$67,367,346	$67,325,321	$28,350,674	$28,207,079	$28,489,352
24.	TOTAL LIABILITIES	$152,960,939	$177,915,575	$153,012,522	$101,751,318	$38,927,557	$34,032,484	$32,288,989
EQUITY
25.	PREPETITION OWNERS' EQUITY	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959	$20,868,959
26.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(11,598,491)	$(3,492,625)	$(11,208,673)	$(19,856,989)	$(18,546,386)	$(18,784,256)
27.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION) (3)		$3,119	$7,370
28.	TOTAL EQUITY	$20,868,959	$9,273,587	$17,383,704	$9,660,286	$1,011,970	$2,322,573	$2,084,703
29.	TOTAL LIABILITIES & OWNERS' EQUITY	$173,829,898	$187,189,162	$170,396,226	$111,411,604	$39,939,527	$36,355,057	$34,373,692

Notes:
[1]
As historically reported on the Debtors' SEC filings, cash and cash equivalents includes cash in the operating accounts, credit card receivables, store depository accounts, and foreign office accounts. In addition, cash and cash equivalents for the months ended after September 2007 include cash collateralized letters of credit.

[2]	Balance includes capitalized software and other intangibles.

Item 6: Other Current Assets	Petition Date	October 2007	November 2007	December 2007	January 2008	February 2008	March 2008
Employee Receivables	$(3,176)	$(3,630)	$114,192	$9,150	$5,994	$5,994	$6,119
Miscellaneous Receivables	1,188,193	1,572,576	1,562,710	1,303,630	1,309,976	1,277,159	1,522,069
DOM In transit - Non Merchandise	3,666	108	0	0	0	0	0
Deposits	311,825	2,037,929	2,567,286	2,731,914	2,237,963	2,156,512	1,889,555
Treasury Bond	37,922	37,922	37,922	37,922	37,922	37,922	37,922
Due from JV	0	0	0	0	17,277,435	14,774,138	0
Chase Merchant Services - MC/V Receivable	0	0	0	0	0	1,500,000	1,500,000
Intl Claim Receivable	(23,675)	(23,675)	(23,675)	(23,675)	0	0	0
	$1,514,755	$3,621,230	$4,258,435	$4,058,941	$20,869,290	$19,751,725	$4,955,665

Item 19: Other Post Petition Liabilities
Accrued Expenses/Inventory		$5,249,931	$7,348,201	$4,116,402	$769,029	$123,363	$123,573
Customer Prepayments		2,972,676	2,630,428	(16,724)	0	0	0
Accrued Salaries		2,394,198	2,793,602	2,171,124	531,037	448,172	306,715
		$10,616,805	$12,772,231	$6,270,802	$1,300,066	$571,535	$430,288

[3]	Represents FAS 123R stock compensation expense adjustment.
[4]
During January 2008, the Debtors eliminated certain reserves and accruals as part of the Debtors' efforts to wind down the operations and financial records. The decrease of liabilities subject to compromise, at the end of January 2008, does not signify payments being made on such liabilities.

2 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 07-44084-dml-11

INCOME STATEMENT
		9/20/07 to 12/31/07	January 2008	February 2008	March 2008	QUARTER
REVENUES		TOTAL				TOTAL
1.	GROSS REVENUES	$201,870,774	$14,363,269	$0	$0	$14,363,269
2.	LESS: RETURNS & DISCOUNTS	$(3,318,383)	$(239,828)	$0	$0	$(239,828)
3.	NET SALES	$198,552,391	$14,123,441	$0	$0	$14,123,441
4.	DELIVERY INCOME	$318,482	$4,569	$0	$0	$4,569
5.	NET REVENUE	$198,870,873	$14,128,010	$0	$0	$14,128,010
COST OF GOODS SOLD
6.	STORE COGS	$94,281,406	$13,906,150	$(1,690)	$0	$13,904,460
7.	SHRINK	$1,783,774	$1,297,376	$0	$0	$1,297,376
8.	DC EXPENSE	$5,604,388	$1,060,770	$(12,134)	$19,128	$1,067,764
9.	DC FRIEGHT TO STORES	$5,304,558	$43,165	$10	$(68,905)	$(25,730)
10.	HOME OFFICE ADJUSTMENTS	$4,743,215	$(114,160)	$463	$(9,788)	$(123,485)
11.	TOTAL COST OF GOODS SOLD	$111,717,341	$16,193,301	$(13,351)	$(59,565)	$16,120,385
12.	GROSS PROFIT	$87,153,532	$(2,065,291)	$13,351	$59,565	$(1,992,375)
OPERATING EXPENSES
13.	BUYING AND OCCUPANCY COSTS	$6,764,276	$(31,727,473)	$(9,801)	$22,709	$(31,714,565)
14.	PAYROLL	$5,433,907	$(986,386)	$390,941	$399,174	$(196,271)
15.	HOME OFFICE OCCUPANCY	$1,257,963	$148,103	$77,803	$145,364	$371,270
16.	CREDIT AND COLLECTIONS	$335,680	$759,729	$9,578	$32,721	$802,028
17.	GENERAL	$(4,209,295)	$41,797,320	$189,765	$22,426	$42,009,511
18.	INSURANCE AND TAXES	$2,971,891	$(1,250,135)	$249,990	$286,589	$(713,556)
19.	PROFESSIONAL SERVICES	$168,457	$(35,565)	$104	$24,946	$(10,515)
20.	JV EXPENSE, NET	$86,257,567	$(1,928,374)	$0	$0	$(1,928,374)
21.	OTHER (Training, travel, public company exp.)	$222,067	$31,792	$12,422	$42,422	$86,636
22.	TOTAL OPERATING EXPENSES	$99,202,514	$6,809,011	$920,802	$976,351	$8,706,164
23.	INCOME BEFORE NON-OPERATING
24.	INCOME & EXPENSE	$(12,048,982)	$(8,874,302)	$(907,451)	$(916,786)	$(10,698,539)
OTHER INCOME & EXPENSES
25.	NON-OPERATING INCOME (ATT. LIST) (3)	$13,077,375	$560,304	$2,783,639	$1,212,692	$4,556,635
26.	NON-OPERATING EXPENSE (ATT. LIST)	$4,270	$0	$0	$0	$0
27.	INTEREST EXPENSE	$543,587	$0	$0	$0	$0
28.	DEPRECIATION / DEPLETION	$0	$0	$0	$0	$0
29.	AMORTIZATION	$0	$0	$0	$0	$0
30.	ROYALTY FEE	$910,617	$0	$0	$0	$0
31.	NET OTHER INCOME & EXPENSES	$(11,618,901)	$(560,304)	$(2,783,639)	$(1,212,692)	$(4,556,635)
REORGANIZATION EXPENSES
32.	PROFESSIONAL FEES	$7,044,676	$24,779	$835,585	$533,776	$1,394,140
33.	U.S. TRUSTEE FEES	$1,500		$0		$0
34.	OTHER (2)	$3,732,844				$0
35.	TOTAL REORGANIZATION EXPENSES	$10,779,020	$24,779	$835,585	$533,776	$1,394,140
36.	INCOME TAX	$(428)	$39,539	$0		$39,539
37.	NET PROFIT (LOSS)	$(11,208,673)	$(8,378,316)	$1,040,603	$(237,870)	$(7,575,583)

3 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 07-44084-dml-11

CASH RECEIPTS AND		9/20 to 12/31/07	January 2008	February 2008	March 2008	QUARTER
DISBURSEMENTS		TOTAL				TOTAL
1.	CASH - BEGINNING OF MONTH	$881,175	$10,543,219	$4,195,490	$5,483,737	$10,543,219
RECEIPTS FROM OPERATIONS
2	TOTAL OPERATING RECEIPTS	$189,541,305	$21,752,078	$638	$0	$21,752,716
	NON - OPERATING RECEIPTS
3	LOANS & ADVANCES (REPAYMENT)	$5,998,804				$0
4	SALE OF ASSETS	$37,122,607	$1,074,026	$(54,189)	$2,155,782	$3,175,619
5	REIMBURSEMENT (TO)/FROM LIQUIDATORS	$(130,545,563)	$(13,340,195)	$2,557,485	$1,525,674	$(9,257,036)
6	OTHER (ATTACH LIST)	$0	$285,554	$2,811,979	$563,465	$3,660,998
7	TOTAL NON-OPERATING RECEIPTS	$(87,424,152)	$(11,980,615)	$5,315,275	$4,244,921	$(2,420,419)
8	TOTAL RECEIPTS	$102,117,153	$9,771,463	$5,315,913	$4,244,921	$19,332,297
9	TOTAL CASH AVAILABLE	$102,998,328	$20,314,681	$9,511,403	$9,728,658	$29,875,515
OPERATING DISBURSEMENTS
10	PAYROLL, PAYROLL TAXES, BENEFITS	$23,395,881	$8,229,902	$777,818	$398,977	$9,406,697
11	SALES, USE & OTHER TAXES PAID	$10,365,311	$5,698,707	$730,397	$51,885	$6,480,989
12	MERCHANDISE	$11,828,206	$63,986	$0	$0	$63,986
13	GENERAL AP	$3,471,309	$93,074	$115,881	$142,007	$350,962
14	RENT & OCCUPANCY	$26,016,571	$920,263	$298,147	$150,194	$1,368,604
15	FREIGHT	$5,714,718	$216,980	$0	$0	$216,980
16	CRITICAL VENDOR PAYMENTS	$2,838,397	$0	$0	$0	$0
17	OTHER (ATTACH LIST)	$4,030,155	$730,129	$431,262	$68,199	$1,229,590
18	TOTAL OPERATING DISBURSEMENTS	$87,660,548	$15,953,041	$2,353,505	$811,262	$19,117,808
REORGANIZATION EXPENSES
19	PROFESSIONAL FEES	$3,194,296	$8,785	$1,590,360	$1,243,101	$2,842,246
20	U.S. TRUSTEE FEES	$1,500				$0
21	OTHER (ATTACH LIST)	$1,598,766	$157,365	$83,801	$28,954	$270,120
22	TOTAL REORGANIZATION EXPENSES	$4,794,562	$166,150	$1,674,161	$1,272,055	$3,112,366
23	TOTAL DISBURSEMENTS (1)	$92,455,110	$16,119,191	$4,027,666	$2,083,317	$22,230,174
24	NET CASH FLOW	$9,662,044	$(6,347,728)	$1,288,247	$2,161,604	$(2,897,877)
25	CASH - END OF MONTH (2)	$10,543,219	$4,195,490	$5,483,737	$7,645,341	$7,645,341

Note:
[1]
All of the Debtors' disbursements are made from The Bombay Company, Inc. (Case No. 07-44084-dml-11) and The Bombay Furniture Company, Inc. (Case No. 07-44085-dml-11). Disbursements by Debtor have been are as follows:

Total Disbursements	January 2008	February 2008	March 2008	Total Disbursements
The Bombay Company, Inc. (07-44084-dml-11)	$16,115,091	$4,027,666	$2,083,317	$22,226,074
The Bombay Furniture Company, Inc. (07-44085-dml-11)	$4,100	$-		$4,100
	$16,119,191	$4,027,666	$2,083,317	$22,230,174

[2]	Receipts and disbursements for March 2008 are through March 28, 2008

	January 2008	February 2008	March 2008	Total

Item 6: Other Income
LC Cash Collateral Returned	150,000			150,000
Home Office Receipts	135,554	811,979	563,465	1,510,998
US IP		2,000,000		2,000,000
Net Inventory Proceeds/ Canadian IP				-
Total	$285,554	$2,811,979	$563,465	$3,660,998

Item 17: Other Operating Disbursements
International Offices	4,100	-	-	4,100
Other Admin Expense		125,000	-	125,000
Other Corporate Expense	726,029	306,262	68,199	1,100,490
Inventory Taking				-
Total	$730,129	$431,262	$68,199	$1,229,590

Item 21: Other Reorganization Expenses
Completion Bonus	157,365	83,801	28,954	270,120
Total	$157,365	$83,801	$28,954	$270,120

4 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 07-44084-dml-11

		SCHEDULE	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	Mar-08
1.	0-30		$0	$0	$0	$0		$0
2.	31-60		$0	$0	$0	$0		$0
3.	61-90		$0	$0	$0	$0		$0
4.	91+		$987,208	$987,208	$987,208	$74,509	$44,509	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$987,208	$987,208	$987,208	$74,509	$44,509	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(768,319)	$(768,319)	$(768,319)	$(44,509)	$(22,509)	$0
7.	ACCOUNTS RECEIVABLE (NET)	$0	$218,889	$218,889	$218,889	$30,000	$22,000	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	March 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	0
2.	STATE	0
3.	LOCAL	0
4.	SALES TAX	0				$0
5.	TOTAL TAXES PAYABLE	0	0	0	0	$0

STATUS OF POSTPETITION TAXES			MONTH:	March 2008

		BEGINNING TAX	AMOUNT WITHHELD AND/	AMOUNT	ENDING TAX
FEDERAL		LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$44,278	$44,278	$0
2.	FICA-EMPLOYEE	$0	$16,889	$16,889	$0
3.	FICA-EMPLOYER	$5,215	$11,674	$16,889	$0
4.	UNEMPLOYMENT	$62	$96	$158	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER PAYROLL TAXES	$1,220	$6,680	$7,900	$0
7.	TOTAL FEDERAL TAXES	$6,497	$79,616	$86,112	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$99	$99	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$344	$556	$900	$0
12.	OTHER PAYROLL TAXES	$0	$0	$0	$0
13.	REAL PROPERTY	$59,846	$0	$0	$59,846
14	PERSONAL PROPERTY	$469,441	$0	$28,809	$440,632
15	FRANCHISE	$137,500	$0	$232	$137,268
16	BUSINESS LICENSE TAX	$62,818	$0	$32,038	$30,780
17	TOTAL STATE & LOCAL	$729,949	$655	$62,077	$668,527
18	TOTAL TAXES	$736,446	$80,271	$148,190	$668,527

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

5 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 07-44084-dml-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:			March 2008
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	SEE MOR 5 ATTACHMENT (1)
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	NONE
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$0

Note:
[1]
Due to the large number of bank accounts held by the Debtors, bank account reconciliations have not been completed through the end of March 2008. The Debtors will report March bank reconciliation data in the following monthly operating reporting period.

6 of 11

The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: March 2008

BANK RECONCILIATIONS		ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	STORES	CONSOLIDATED
A.	BANK:	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Various
B.	ACCOUNT NUMBER:	412-1166318	412-1166300	960-0058583	960-0058598	various	Various
C.	PURPOSE (TYPE):	Concentrator	Blocked	Accounts Payable	Payroll	Store Deposits	Store deposits
1.	Balance per bank statement	$-	$-	$-	$-	$10,407.42	$-
2.	Add: Total deposits not credited	$(220,701.70)	$138.89	$10,049.72	$(197,910.47)	$-	$-
3.	Subtract: Outstanding checks			$(319,744.68)	$(59,573.49)	$-	$-
4.	Other reconciling items	$19,035,652.92		$167,172.46	$(12,529.75)	$2,612.62	$-
5.	Month end balance per books	$18,815,951.22	$138.89	$(142,522.50)	$(270,013.71)	$13,020.04	$-
6.	Number of last check written			1178204	510363

Store Accounts		STORES
BANK RECONCILIATIONS		Store 161	Store 162	Store 164	Store 166	Store 167	Store 168	Store 175	Store 188
A.	BANK:	FROST	UNITED CO.	NAT. CITY	FIDELITY	CITIZENS	WRENTHAM	SECURITY	JOHNSON
B.	ACCOUNT NUMBER:	420000221	2036105957	389048570	168400657	6100151980	16004061	906336	1000431649
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$-	$-	$3,778.57	$4,236.22	$-	$-	$-	$-
2.	Add: Total deposits not credited
3.	Subtract: Outstanding checks
4.	Other reconciling items			$(75.42)	$2.49
5.	Month end balance per books			$3,703.15	$4,238.71	$-	$-	$-	$-
6.	Number of last check written

Store Accounts		STORES
BANK RECONCILIATIONS		Store 189	Store 195	Store 198	Store 210	Store 223	Store 224	Store 265	Store 289
A.	BANK:	REGIONS	REGIONS	NORTHWAY	CHASE	IBC	Amsouth Bank	Chase	Fifth Third Bank
B.	ACCOUNT NUMBER:	6454025679	6454025679	49505	576500454165	5558337101	18570909	Cons.	7690895029
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$-	$-	$-	$2,392.63	$-	$-	$-	$-
2.	Add: Total deposits not credited
3.	Subtract: Outstanding checks
4.	Other reconciling items				$332.44
5.	Month end balance per books		$-		$2,725.07				$-
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		Store 298	Store 441	Store 457	Store 488	Store 513	Store 519	Store 520	Store 525
A.	BANK:	Chase	Chase	West Suburban Bank	National City	US Bank	Security Service Fedeal	Bridgehampton National	National City
B.	ACCOUNT NUMBER:	780501387565	6106305992	2100037129	585187138	152302951180	4317030071	100193291	705800110
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$-	$-	$-	$-	$-	$-		$-
2.	Add: Total deposits not credited
3.	Subtract: Outstanding checks
4.	Other reconciling items	$2,353.11
5.	Month end balance per books	$2,353.11	$-		$-	$-	$-		$-
6.	Number of last check written

Store Accounts
BANK RECONCILIATIONS		Store 528	Store 696	Store 701	Store 704	Store 825	Store 857	Store 861	Store 893
A.	BANK:	Canadaigua National	CHASE	FIFTH THIRD	FIFTH THIRD	FIFTH THIRD	CITIZENS		CITIZENS
B.	ACCOUNT NUMBER:	950000601	995010543265	83567335	7340323653	7020840364	6101383222		3308589437
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$-	$-	$-	$-	$-		$-	$-
2.	Add: Total deposits not credited
3.	Subtract: Outstanding checks
4.	Other reconciling items								$6,468.17
5.	Month end balance per books	$-	$-	$-	$-	$-			$6,468.17
6.	Number of last check written

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The Bombay Company, Inc.
MOR 5 Attachment - Bank Reconciliations
MONTH: March 2008

Store Accounts
BANK RECONCILIATIONS		Store 896	DC 901	DC 903	DC 905	DC 907	DC 909
A.	BANK:	CITIZENS	STATE NATIONAL	MANUFACTURER'S TRUST	BOA	CITIZEN'S NATIONAL	FIFTH THIRD BANK
B.	ACCOUNT NUMBER:	6101636988	101932200	78070511	3256672959	243133165	7651702099
C.	PURPOSE (TYPE):
1.	Balance per bank statement	$-	$-	$-	$-	$-	$-
2.	Add: Total deposits not credited
3.	Subtract: Outstanding checks
4.	Other reconciling items
5.	Month end balance per books		$-	$-	$-	$-	$-
6.	Number of last check written

		Consolidated Stores
BANK RECONCILIATIONS		ACCOUNT # 1	ACCOUNT # 2	ACCOUNT # 3	ACCOUNT # 4	ACCOUNT # 5	ACCOUNT #6
A.	BANK:	Wells Fargo	PNC	Wachovia	Chase	Suntrust	Bank of America	TOTAL
B.	ACCOUNT NUMBER:	4944050095	3095429814	2000013850397	1596058972	7020723321
C.	PURPOSE (TYPE):	store deposits	store deposits	store deposits	Store deposits	Store deposts	Store Deposits
1.	Balance per bank statement	$-	0.00	$-	$-	$-		$-
2.	Add: Total deposits not credited	$-	0.00	$-	$-	$-		$-
3.	Subtract: Outstanding checks	$-	0.00	$-	$-	$-		$-
4.	Other reconciling items		0.00
5.	Month end balance per books
6.	Number of last check written

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 07-44084-dml-11

	MONTH:	March 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID (1)	TO DATE
1.	Elaine D. Crowley	Salary	$23,345	$209,979
2.	Don Roach	Salary	$20,637	$165,096
3.	Dave Stewart	Salary	$0	$88,758
4.	Steve Woodward	Salary	$0	$18,339
5.	Mike Veitenheimer	Salary	$0	$87,710
6	Linda Stephenson	Salary	$0	$85,596
7	Elaine D. Crowley	Expense Reimbursement	$122	$1,202
8	Don Roach	Expense Reimbursement	$0	$987

9.	TOTAL PAYMENTS TO INSIDERS		$44,104	$657,667

PROFESSIONALS
		DATE OF COURT
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	TOTAL INCURRED
	NAME	PAYMENT (2)	APPROVED (2)	PAID	TO DATE	& UNPAID *
1.	Asset Disposition Advisors (1)	N/A	132,846	132,846	725,366	554,421
2.	Baker McKenzie	N/A	60,009	60,009	147,688	32,038
3.	Haynes and Boone	N/A	270,372	270,372	1,056,714	238,334
4.	FTI Consulting, Inc. (1)	N/A	464,537	464,537	1,451,258	1,169,058
5.	Mesirow Financial	N/A	41,848	41,848	175,607	6,104
6	Cooley Godward Kronish	N/A	296,053	296,053	943,482	94,194
7	Forshey and Prostok	N/A	27,467	27,467	138,693	16,427
8	Financial Dynamics	N/A	46,264	46,264	47,200	-
9	Lang Mitchner	N/A	36,701	36,701	88,132	10,550
10	Alix Partners	N/A	144,722	144,722	1,314,205	111,646
11	TOTAL PAYMENTS TO PROFESSIONALS		$1,520,819	$1,520,819	$6,088,345	$2,232,772

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.		-	0	-
2	TOTAL	$-	$0	-

[1]	Professional fees include accrued and unpaid success fees for FTI Consulting, Inc. and Asset Disposition Advisors of $1 million and $500,000, respectively.
[2]
Per the administrative Order Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals and Committee Members (the “Administrative Order”), entered October 17, 2007, professionals may be paid eighty percent (80%) of the fees and one hundred percent (100%) of the out-of-pocket expenses as set forth in the applicable monthly fee statement if no objections are made within ten (10) days after submission. On March 6 , 2008, an order was entered to approve interim professional fees for the period of September 20, 2008 through December 31,

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Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	March 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X [1]
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X [2]
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X [3]
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

[1]
During the reporting period, the Debtors have continued to sell the furniture, fixtures, machinery and equipment and store leases as part of the Debtors' liquidation process approved by the Bankruptcy Court.

[2]	As of the end of the reporting period, intercompany receivables exist with The Bombay Furniture Company of Canada, Inc.
[3]	As authorized by certain first day orders entered by the Bankruptcy Court, the Debtors have made certain permitted payments on pre-petition claims.

10 of 11

Monthly Operating Report

CASE NAME: The Bombay Company, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 07-44084-dml-11

	MONTH:	March 2008

QUESTIONNAIRE

INSURANCE
	YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY. NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Federal (Chubb)	January 31, 2008 through June 30, 2008	Annual premium paid to date
Workers Compensation	Federal (Chubb)	January 31, 2008 through June 30, 2008	Annual premium paid to date
Directors & Officers Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Fiduciary Liability	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Employee Dishonesty	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date
Travel & Accident	Federal (Chubb)	July 1,2007 through June 30, 2008	Annual premium paid to date
Other Crime (K&R)	National Union (AIG)	July 1,2007 through June 30, 2008	Annual premium paid to date

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